UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08050
The Asia Tigers Fund, Inc.
(Exact name of registrant as specified in charter)
345 Park Avenue
New York, NY 10154
(Address of principal executive offices) (Zip code)
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-583-5000
Date of fiscal year end: October 31, 2011
Date of reporting period: October 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The Asia Tigers Fund, Inc.
December 16, 2011

Dear Fund Shareholder,

We are pleased to provide you with the audited financial statements of The Asia Tigers Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2011.

The Fund’s net asset value was $17.74 on October 31, 2011, representing a decrease of 8.87% for the Fund’s fiscal year. The Fund performed in line with its benchmark index, the MSCI AC Asia ex-Japan*, which fell 8.85% during the same twelve month period. We believe the Fund benefited from being underweight the larger, relatively underperforming markets of China and India, as well as from value-added stock selection in South Korea. However, this was offset by sub-optimal stock selection in several other markets, including Singapore and Malaysia.

After two strong years of recovery following the 2008 Global Financial Crisis, Asian markets saw a more difficult trading environment in 2011, with much of the volatility due to the escalating European Sovereign Debt Crisis, although concern over the U.S. economy stalling and rising pessimism about China were also factors. With so much macro uncertainty, all it took was a catalyst – which turned out to be Standard & Poor’s downgrade of the U.S.’s credit rating – to trigger a nerve-wracking 28% plunge (peak-to-trough) in the August-September months. Though Asian stocks were able to claw back roughly half of the loss by October-end, the Fund and its benchmark still ended the fiscal year firmly in the red, with high single-digit losses amid net foreign selling of $13.3 billion. By contrast, calendar year 2010 saw $65 billion in net foreign buying.**

It was a year dominated by rising investor alarm over European sovereign debt woes and U.S. fiscal deficits. Fortunately, non-Japan Asia in general does not suffer from the developed world’s problems of too much debt and too little growth. Nevertheless, the region does remain highly trade-dependent, with an estimated 30-35% of Gross Domestic Product (“GDP”) coming from exports, and roughly 60% of these exports eventually bound for the G3 economies of the United States, Europe and Japan. Hence, as sluggishness in the West became increasingly apparent during the year, it was no surprise to see Asia’s growth begin to decelerate as well, a development that was also aggravated by two natural disasters in the region. In Japan, a powerful 9.0 magnitude earthquake in March followed by a devastating tsunami sparked a crisis at a key nuclear power facility and severely disrupted supply chains of key industries. In addition, Thailand saw its worst flooding in over 50 years, wiping out many of the country’s industrial estates and causing further supply chain headaches. Although neither incident was enough to derail the region’s role as a global growth engine, they nevertheless added to already formidable headwinds, resulting in most forecasts for Asia’s 2011-2012 annualized GDP growth to be revised down from 8%+ early in the year to approximately 7.5% by year-end.***

One silver lining to this year’s slowdown has been the alleviation of Asia’s inflation pressures, with the region’s average Consumer Price Index peaking in June at roughly 6%ˆ, and trending down ever since. As a result, for almost all Asian central banks, there have been no further interest rate hikes since July – though India has been a key exception, with the Reserve Bank of India (“RBI”) hiking rates twice. Yet, even in India, economists’ consensus view is that the RBI is likely finished tightening. On the other hand, the region’s most dovish central bank has been in Indonesia, which has cut its benchmark rate twice this year, something no other Asian central bank has attempted even once. We expect Asia’s improving inflation outlook should continue to be a counterweight to other, more negative macro news flow, though obviously it will do little to insulate Asian equities from a further sell-down if there is an extreme external shock, out of Europe or elsewhere.

On the corporate earnings front, the news also has not been generally supportive this year, as sell-side analysts cut forecasts in September/October following the second quarter reporting season. Some of this was due to the first half of 2011 results coming in a bit light, roughly 3-4% below the aggregate earnings per share (“EPS”) consensus forecast, as worse-than-expected cost pressures in many cases led to margin disappointment. However, we believe the downgrades were also a function of a more cautious global macro outlook for the second half of 2011 and 2012. Currently, consensus EPS forecasts call for 7% growth in 2011 and 12% in 2012, versus 14% and 13%, respectively, at the beginning of the year. On the bright side, we believe there is now a fair degree of pessimism baked into these numbers and if there are any positive surprises in the next 12-14 months, there is reasonable scope for upgrades.

Looking out to 2012, we believe the global macro environment should remain highly uncertain with worldwide equity markets, including Asia, continuing to be largely headline-driven. We believe stocks have already priced in a lot of bad news, including a European recession and a feeble U.S. recovery. In terms of valuation, Asia ex-Japan equities currently trade on 10.9x forward price/earnings ratio and 1.6x price/book ratio, both metrics standing more than one standard deviation below their 5 year averageˆˆ. In addition, potential positive surprises out of the United States could include a stronger-than-expected recovery or perhaps even a third round of quantitative easing, a.k.a. ‘QE3’. On the downside, we believe that a deeper-than-expected U.S. or European slowdown or, even worse, a major ‘credit event’ in Europe is not priced in, and Asian stocks would not be immune to the consequences of such developments.

Though it obviously requires patience, we believe long-term investors would be well-served by looking past the day-to-day market volatility, and to stay focused on the superior growth outlook and reasonable valuations that Asian markets currently offer. Investors also stand to benefit as the region continues its rise in global importance, both in terms of GDP as well as global equity market capitalization.

2

At a special meeting of stockholders held on November 16, 2011, stockholders of the Fund voted to approve a new investment management agreement between the Fund and Aberdeen Asset Management Asia Limited (“Aberdeen Asia”). The new investment management agreement will become effective on December 19, 2011 following the transition of investment management services from Blackstone Asia Advisors L.L.C., the Fund’s former investment manager, to Aberdeen Asia, an affiliate of Aberdeen Asset Management PLC. Aberdeen Asia is a Singapore corporation and a registered investment adviser under the Investment Advisers Act of 1940. The principal business address of Aberdeen Asia is 21 Church Street #01-01, Capital Square Two, Singapore 049480.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 866-800-8933.

Sincerely,

Prakash A. Melwani
Director and President
The Asia Tigers Fund, Inc.

*	Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

**	Bloomberg, GS Global Research (Note: Portfolio flow data does not include Hong Kong, Singapore, or Malaysia).

***	Goldman Sachs ECS Research estimates, Bloomberg, MSCI

ˆ	Credit Suisse Research

  ˆˆ Factset, I/B/E/S

3

THE ASIA TIGERS FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, from time to time (“Offers”). The Board of Directors may place such conditions and limitations on the Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note E to the Financial Statements.)

4

THE ASIA TIGERS FUND, INC.

October 31, 2011
Schedule of Investments

COMMON STOCKS (95.00% of net assets)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	China	9.93%
	Auto/Truck Parts & Equipment	0.68%
76,000	Weichai Power Co., Ltd.		$400,275	$389,053

	Commercial Banks – Non-US	2.13%
1,909,420	Industrial & Commercial Bank of China, Ltd.		1,094,493	1,214,750

	Electronic Components – Miscellaneous	1.03%
254,000	AAC Technologies Holdings, Inc.		435,806	590,759

	Life/Health Insurance	0.28%
61,000	China Life Insurance Co., Ltd.		90,518	163,007

	Oil Companies – Integrated	2.45%
1,060,000	PetroChina Co., Ltd.		1,215,338	1,400,592

	Retail – Bookstores	1.06%
1,363,000	Xinhua Winshare Publishing & Media Co., Ltd.		612,319	605,583

	Retail – Food	0.89%
313,000	Lianhua Supermarket Holdings, Ltd.		434,979	507,894

	Telecommunications Equipment	0.91%
179,142	ZTE Corp.		327,903	517,932

	Web Portals & Internet Service Providers	0.50%
4,715	Sohu.com, Inc.+		216,196	284,786

	Total China		4,827,827	5,674,356

	Hong Kong	17.65%
	Agriculture Operations	0.36%
610,000	Sinofert Holdings, Ltd.		267,433	204,250

	Building & Construction – Miscellaneous	0.49%
356,000	China State Construction International Holdings, Ltd.		301,434	280,124

	Cellular Telecommunications	3.65%
216,700	China Mobile, Ltd.		1,213,243	2,083,278

	Commercial Banks – Non-US	1.45%
188,500	BOC Hong Kong (Holdings), Ltd.		503,107	455,896
41,000	Wing Hang Bank, Ltd.		311,856	374,887

			814,963	830,783

	Distribution & Wholesale	0.76%
275,000	Digital China Holdings, Ltd.		501,847	436,317

	Diversified Operations	0.34%
59,000	Shanghai Industrial Holdings, Ltd.		186,387	196,033

5

THE ASIA TIGERS FUND, INC.

October 31, 2011
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Hong Kong (concluded)
	Finance – Other Services	0.81%
26,700	Hong Kong Exchanges & Clearing, Ltd.		$220,654	$461,104

	Oil Companies – Exploration & Production	1.76%
195,000	CNOOC, Ltd.		285,608	383,219
437,800	Kunlun Energy Co., Ltd.		131,421	623,576

			417,029	1,006,795

	Paper & Related Products	0.53%
719,000	Lee & Man Paper Manufacturing, Ltd.		137,618	300,934

	Real Estate – Operations & Development	1.65%
74,700	Cheung Kong Holdings, Ltd.		523,253	940,845

	REITS – Shopping Centers	0.79%
131,000	Link Real Estate Investment Trust		451,848	452,975

	Retail – Apparel/Shoes	0.51%
318,000	Trinity, Ltd.		307,458	291,995

	Retail – Jewelry	1.53%
199,000	Luk Fook Holdings (International), Ltd.		462,408	872,627

	Retail – Perfume/Cosmetics	0.53%
496,000	Sa Sa International Holdings, Ltd.		201,476	300,858

	Telecommunications Equipment	0.80%
48,000	VTech Holdings, Ltd.		167,979	454,037

	Traffic Management Systems	0.58%
766,000	Yuexiu Transport Infrastructure, Ltd.		428,190	333,429

	Transportation	1.11%
195,000	MTR Corp., Ltd.		533,246	635,351

	Total Hong Kong		7,136,466	10,081,735

	India	8.92%
	Appliance & Household Durables	0.77%
8,188	TTK Prestige, Ltd.		293,100	442,408

	Applications Software	0.79%
7,638	Infosys, Ltd.		55,194	450,986

	Auto – Cars & Light Trucks	0.59%
29,650	Tata Motors Ltd.		96,518	120,835
10,650	Tata Motors, Ltd. ADR		297,577	213,532

			394,095	334,367

6

THE ASIA TIGERS FUND, INC.

October 31, 2011
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	India (concluded)
	Banking	0.11%
3,421	ICICI Bank, Ltd.		$79,188	$65,371

	Coal	0.34%
28,377	Coal India, Ltd.		202,999	193,706

	Commercial Banks – Non-US	0.62%
54,982	Yes Bank, Ltd.		355,299	355,105

	Consumer Non-Durables	1.34%
41,857	Emami, Ltd.		395,412	345,764
96,034	ITC, Ltd.		429,988	420,364

			825,400	766,128

	Electric – Integrated	0.50%
49,923	CESC, Ltd.		342,830	282,755

	Housewares	1.18%
182,635	HSIL, Ltd.		580,986	676,044

	Manufacturing	0.41%
66,435	V.I.P. Industries, Ltd.		186,191	236,298

	Natural Gas	0.34%
94,546	Gujarat State Petronet, Ltd.		221,987	193,577

	Oil Refining & Marketing	1.19%
37,603	Reliance Industries, Ltd.		209,200	677,812

	Pharmaceuticals	0.74%
12,311	Dr. Reddy’s Laboratories, Ltd.		433,656	422,561

	Total India		4,180,125	5,097,118

	Indonesia	4.64%
	Building & Construction – Miscellaneous	1.00%
1,308,500	PT Jasa Marga (Persero) Tbk		467,052	569,074

	Building Products – Cement & Aggregation	0.89%
275,000	PT Indocement Tunggal Prakarsa Tbk		413,295	507,907

	Coal	1.12%
127,500	PT Indo Tambangraya Megah		677,680	643,081

	Commercial Banks – Non-US	0.74%
523,535	PT Bank Mandiri Tbk		319,449	422,850

	Telecommunications	0.89%
904,000	PT XL Axiata Tbk		550,766	510,590

	Total Indonesia		2,428,242	2,653,502

7

THE ASIA TIGERS FUND, INC.

October 31, 2011
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Malaysia	4.66%
	Commercial Banks – Non-US	1.05%
241,700	CIMB Group Holdings Bhd		$285,342	$596,372

	Diversified Operations	0.42%
130,000	IJM Corp. Bhd		249,622	241,525

	Hotel/Restaurants	1.43%
232,900	Genting Bhd		528,643	816,820

	Petrochemicals	0.63%
172,000	Petronas Chemicals Group Bhd		300,676	361,604

	Rubber & Vinyl	1.13%
462,500	Top Glove Corp. Bhd		369,446	646,716

	Total Malaysia		1,733,729	2,663,037

	Singapore	9.39%
	Commercial Banks – Non-US	2.46%
51,000	DBS Group Holdings, Ltd.		597,162	503,603
133,000	Oversea-Chinese Banking Corp., Ltd.		871,654	899,984

			1,468,816	1,403,587

	Computers – Integrated Systems	0.85%
727,000	CSE Global, Ltd.		460,732	487,881

	Diversified Operations	1.20%
90,300	Keppel Corp., Ltd.		337,535	684,627

	Energy Sources	0.80%
403,000	First Resources, Ltd.		456,514	457,186

	Food – Wholesale/Distribution	0.70%
196,000	Olam International, Ltd.		400,677	399,297

	Real Estate – Operations & Development	1.98%
492,000	Global Logistic Properties, Ltd.+		758,573	691,795
197,883	Keppel Land, Ltd.		199,677	442,656

			958,250	1,134,451

	Transportation – Marine	0.85%
619,400	Ezra Holdings, Ltd.		229,924	484,950

	Water Treatment Systems	0.55%
275,000	Hyflux, Ltd.		244,281	315,271

	Total Singapore		4,556,729	5,367,250

8

THE ASIA TIGERS FUND, INC.

October 31, 2011
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	South Korea	23.26%
	Auto/Truck Parts & Equipment	2.70%
2,965	Hyundai Mobis		$728,821	$864,189
10,430	Kia Motors Corp.		464,672	680,463

			1,193,493	1,544,652

	Chemicals	1.39%
2,419	LG Chem, Ltd.		98,332	794,546

	Diversified Financial Services	2.61%
14,235	KB Financial Group, Inc.		330,639	557,480
23,142	Shinhan Financial Group Co., Ltd.		280,434	932,404

			611,073	1,489,884

	Electronic Components – Miscellaneous	0.61%
16,896	LG Display Co., Ltd.		433,092	348,379

	Electronic Components – Semiconductors	5.68%
3,713	Samsung Electronics Co., Ltd.		983,727	3,243,263

	Engineering/Research & Development Services	0.68%
1,872	Samsung Engineering Co., Ltd.		218,757	388,522

	Non-Ferrous Metals	0.97%
1,859	Korea Zinc Co., Ltd.		195,212	551,896

	Oil	0.73%
2,708	SK Innovation Co., Ltd.		466,407	416,634

	Property & Casualty Insurance	1.53%
4,070	Samsung Fire & Marine Insurance Co., Ltd.		738,343	874,084

	Retail – Discount	1.23%
2,778	Shinsegae Co., Ltd.		695,587	704,402

	Retail – Miscellaneous/Diversified	1.61%
3,425	CJ O Shopping Co., Ltd.		308,383	922,543

	Shipbuilding	1.40%
1,185	Hyundai Heavy Industries Co., Ltd.		382,107	323,464
15,230	Samsung Heavy Industries Co., Ltd.		198,987	476,195

			581,094	799,659

	Steel – Producers	0.96%
1,561	POSCO		238,753	547,942

	Web Portals & Internet Service Providers	1.16%
3,160	NHN Corp.+		325,047	664,393

	Total South Korea		7,087,300	13,290,799

9

THE ASIA TIGERS FUND, INC.

October 31, 2011
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Taiwan	13.53%
	Building Products – Cement & Aggregation	1.04%
467,407	Taiwan Cement Corp.		$277,190	$591,328

	Computers	0.75%
154,812	Advantech Co., Ltd.		155,158	426,382

	Diversified Financial Services	1.08%
517,644	Fubon Financial Holding Co., Ltd.		278,228	616,820

	Electronic Components & Instruments	0.59%
272,655	WPG Holdings, Ltd.		364,613	334,462

	Electronic Components – Miscellaneous	2.71%
79,300	Asustek Computer, Inc.		520,785	557,947
356,242	Hon Hai Precision Industry Co., Ltd.		419,903	991,876

			940,688	1,549,823

	Electronic Components – Semiconductors	0.54%
29,196	MediaTek, Inc.		290,517	310,326

	Manufacturing	0.98%
98,000	AirTac International Group		620,186	558,493

	Metal Processors & Fabrication	0.99%
100,000	Catcher Technology Co., Ltd.		305,236	568,220

	Power Conversion & Supply Equipment	0.38%
91,659	Delta Electronics, Inc.		184,455	218,440

	Semiconductor Equipment – Integrated Circuits	4.47%
149,930	Powertech Technology, Inc.		309,318	370,841
888,583	Taiwan Semiconductor Manufacturing Co., Ltd.		1,284,308	2,185,965

			1,593,626	2,556,806

	Total Taiwan		5,009,897	7,731,100

	Thailand	2.37%
	Commercial Banks – Non-US	0.99%
140,900	Kasikornbank PCL		587,131	568,182

	Real Estate – Operations & Development	0.52%
750,000	L.P.N. Development PCL		218,837	246,341
149,700	L.P.N. Development PCL – NVDR		49,386	49,170

			268,223	295,511

	Retail – Convenience Stores	0.86%
319,800	CP ALL PCL		358,479	488,800

	Total Thailand		1,213,833	1,352,493

10

THE ASIA TIGERS FUND, INC.

October 31, 2011
Schedule of Investments (concluded)

COMMON STOCKS (concluded)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	United Kingdom	0.65%
	Diversified Financial Services	0.65%
8,522	HSBC Holdings PLC-ADR		$325,847	$372,071

	Total United Kingdom		325,847	372,071

	TOTAL COMMON STOCKS		38,499,995	54,283,461

EXCHANGE TRADED FUNDS (0.52% of net assets)
	Hong Kong	0.52%
201,500	iShares Asia Trust – iShares FTSE/A50 China Index ETF		300,913	298,942

	Total Hong Kong		300,913	298,942

	TOTAL EXCHANGE TRADED FUNDS		300,913	298,942

REPURCHASE AGREEMENT (3.43% of net assets)
PRINCIPAL		PERCENT OF
AMOUNT	SECURITY	NET ASSETS	COST	VALUE

	United States	3.43%
$1,959,050	State Street Bank, 0.01% dated 10/31/11, due 11/01/11 proceeds at maturity $1,959,051 (Collateralized by $1,955,000 U.S. Treasury Note, 1.375%, due 05/15/13, Market Value $2,001,948)		1,959,050	1,959,050

	Total United States		1,959,050	1,959,050

	TOTAL REPURCHASE AGREEMENT		1,959,050	1,959,050

	TOTAL INVESTMENTS++	98.95%	$40,759,958	56,541,453

	OTHER ASSETS IN EXCESS OF LIABILITIES	1.05%		597,174

	NET ASSETS	100.00%		$57,138,627

This Schedule of Investments reflects each company’s country of domicile. The companies may also be subject to the risks of other countries.
Footnotes and Abbreviations

ADR	American Depository Receipts.
+	Non-Income producing security.
++	As of October 31, 2011, the aggregate cost for federal income tax purposes was $41,111,736. The aggregate gross unrealized appreciation (depreciation) for all securities were as follows:

Excess of value over tax cost	$16,900,870
Excess of tax cost over value	(1,471,153)

$15,429,717

These temporary differences in book and tax cost are due to wash sale loss deferrals and cumulative mark to market of passive foreign investment companies.
See accompanying notes to financial statements.

11

THE ASIA TIGERS FUND, INC.

Statement of Assets and Liabilities October 31, 2011

ASSETS
Investments, at value (cost $40,759,958)	$56,541,453
Cash (including $809,614 of foreign currency holdings with a cost of $819,907)	809,614
Receivables:
Reimbursement from Investment Manager	148,679
Securities sold	103,653
Dividends	43,299
Tax refund	31,477
Prepaid expenses	116,211

Total Assets	57,794,386

LIABILITIES
Payable for securites purchased	354,174
Accrued Audit Fees	97,557
Payable Foreign Tax	59,396
Due to Investment Manager	45,986
Accrued Legal Fees	42,979
Due to Administrator	9,197
Due to Directors	1,000
Accrued expenses	45,470

Total Liabilities	655,759

Net Assets	$57,138,627

NET ASSET VALUE PER SHARE ($57,138,627/ 3,219,996 shares issued and outstanding)	$17.74

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,525,185 shares issued (100,000,000 shares authorized)	$20,525
Paid-in capital	217,081,555
Cost of 17,305,189 shares repurchased	(185,464,782)
Accumulated net investment loss	(22,938)
Accumulated net realized gain on investments	9,814,931
Net unrealized appreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies (net of deferred foreign withholding taxes of $59,396)	15,709,336

$57,138,627

12

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statement of Operations	For the Year Ended October 31, 2011

Investment Income
Dividends (net of taxes withheld of $154,520)		$1,619,758
Interest		269

Total Investment Income		1,620,027

Expenses
Management fees	$679,473
Custodian fees	166,354
Legal fees	162,247
Management transfer related expenses	148,679
Administration fees	135,895
Professional fees	129,891
Insurance	103,435
Printing	84,504
Directors’ fees	44,000
Transfer agent fees	26,778
NYSE fees	23,960
Tax expense	7,125
ICI fees	2,409
Miscellaneous	37,561

Total Expenses before Expense Reimbursement		1,752,311
Voluntarily reimbursed expenses (Note I)		(148,679)

Total Expenses		1,603,632

Net Investment Income		16,395

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currencies:
Net realized gain (loss) from:
Security transactions (net of capital gains tax of $40,035 and refund of prior year capital gains tax paid of $18,624)		10,845,238
Foreign currency related transactions		(31,086)

		10,814,152
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies (net of decrease in deferred foreign withholding taxes of $101,611)		(15,428,652)

Net realized and unrealized loss on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies		(4,614,500)

Net decrease in net assets resulting from operations		$(4,598,105)

13

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	October 31, 2011	October 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income/(loss)	$16,395	$(26,872)
Net realized gain on investments and foreign currency related transactions	10,814,152	11,433,955
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies	(15,428,652)	2,794,915

Net increase/(decrease) in net assets resulting from operations	(4,598,105)	14,201,998

Distribution to shareholders
Net investment income ($0.05 per share and $0.00 per share, respectively)	(177,856)	—
Dividends in excess of net investment income and net realized capital gains ($0.00 per share and $0.18 per share, respectively)	—	(686,051)
Short term capital gains ($0.97 and $0.00 per share, respectively)	(3,450,409)	—
Long term capital gains ($2.15 and $0.34 per share, respectively)	(7,647,821)	(1,295,874)

Decrease in net assets resulting from distributions	(11,276,086)	(1,981,925)

Capital Share Transactions
Reinvestments (10,201 shares at $20.54 per share and 0 shares, respectively)	209,528	—
Shares repurchased under Repurchase Offers (347,327 and 254,271 shares, respectively) (net of repurchase fees of $142,482 and $101,436 respectively) (including expenses of $130,703 and $131,917 respectively)	(7,112,344)	(5,102,274)

Net decrease in net assets resulting from capital share transactions	(6,902,816)	(5,102,274)

Total increase/(decrease) in net assets	(22,777,007)	7,117,799

NET ASSETS
Beginning of period	79,915,634	72,797,835

End of period	$57,138,627	$79,915,634

14

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2007

Per Share Operating Performance
Net asset value, beginning of period	$22.47	$19.10	$13.22	$35.69	$19.21

Net investment income (loss)[1]	—	(0.01)	(0.04)	—	(0.06)
Net realized and unrealized gains (losses) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currencies[2]	(1.56)	3.92	7.91	(21.96)	16.53

Net increase (decrease) from investment operations	(1.56)	3.91	7.87	(21.96)	16.47

Less dividends and distributions:
Dividends from net investment income	(0.05)	—	—	—	—
Dividends in excess of net investment income and net realized capital gains	—	(0.18)	—	—	—
Distributions from net capital gains	(3.12)	(0.34)	(1.98)	(0.52)	—

Total dividends and distributions	(3.17)	(0.52)	(1.98)	(0.52)	—

Capital share transactions
Anti-dilutive (dilutive) effect of Repurchase Offer	—	(0.02)	(0.01)	0.01	0.01

Total capital share transactions	—	(0.02)	(0.01)	0.01	0.01

Net asset value, end of period	$17.74	$22.47	$19.10	$13.22	$35.69

Per share market value, end of period	$16.35	$21.80	$18.00	$11.97	$32.86

Total Investment Return[3]
Based on Market Value	(13.43)%	24.27%	79.14%	(62.86)%	77.14%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$57,139	$79,916	$72,798	$55,833	$167,017
Ratios of net expenses to average net assets	2.36%	2.24%	2.76%	1.99%	1.90%
Ratios of expenses to average net assets, prior to reimbursement	2.58%	2.24%	2.76%	1.99%	1.90%
Ratios of net investment income (loss) to average net assets	0.02%	(0.04)%	(0.28)%	0.01%	(0.24)%
Portfolio turnover	41.69%	51.73%	69.25%	82.83%	31.53%

See page 16 for footnotes.

15

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Period

[1]	Based on average shares outstanding throughout the period.
[2]	Net of deferred foreign withholding taxes of $0.01, $0.07, $0.01, $0.03, and $0.02, per share for the years ended October 31, 2011, October 31, 2010, October 31, 2009, October 31, 2008, and October 31, 2007, respectively.
[3]	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Past performance is not a guarantee of future results.

16

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements	October 31, 2011

NOTE A: ORGANIZATION

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and those differences could be significant.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at estimated fair value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i)	the last sales price prior to the time of determination if there was a sale on the date of determination,

(ii)	the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii)	the last available closing price if no bid or asked price is available on such date, if deemed representative of fair value.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination or for which the spread between the bid and asked prices is considered excessive may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated daily.

17

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2011

Repurchase Agreements. The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its stockholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	Fiscal	Fiscal
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010

Ordinary income	$3,628,265	$686,051
Long-term capital gain	7,647,821	1,295,874

Total	$11,276,086	$1,981,925

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

At October 31, 2011, the Fund had tax basis undistributed long-term capital gains of $10,143,771.

During the year ended October 31, 2011, the Fund decreased accumulated net investment loss by $822,640, decreased accumulated net realized gain by $593,778, and decreased paid-in capital by $228,862. These reclassifications were the result of permanent tax differences relating to net operating losses, foreign currency losses, capital gains taxes and investments in passive foreign investment companies. Net assets were not affected by these reclassifications.

18

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2011

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. At October 31, 2011, the Fund has recorded no liability relating to uncertain income tax positions it has taken for the open tax years ended October 31, 2008 through October 31, 2011 or expects to take in future tax returns. However, management’s conclusions regarding the adoption of Accounting for Uncertainty in Income Taxes may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange

19

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2011

gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for U.S. federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, as well as the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to stockholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a federal excise tax.

Distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P., serves as the Fund’s Investment Manager under the terms of a management agreement dated February 24, 2006 (the “Management Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.00% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.95% for the next $500,000,000 of the Fund’s average weekly net assets; and (iii) 0.90% of the Fund’s average weekly net assets in excess of $1,000,000,000. For the year ended October 31, 2011, the Fund incurred a total of $679,473 in management fees to Blackstone Advisors.

Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services,

20

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2011

Blackstone Advisors receives a fee that is computed monthly and paid quarterly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the year ended October 31, 2011, the Fund incurred $135,895 in administrative fees to Blackstone Advisors. Blackstone Advisors subcontracts certain of these services to BNY Mellon Investment Servicing (US) Inc.

The Fund pays each of its Directors who is not a director, officer or employee of the Investment Manager or any affiliate thereof an annual fee of $5,000 plus $1,000 for each in-person Board of Directors meeting and $250 for each telephonic Board of Directors meeting attended. The Chairman of the Board also receives an annual fee of $2,500. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the year ended October 31, 2011, the Fund incurred $44,000 in Directors’ fees.

NOTE D: PORTFOLIO ACTIVITY

Aggregate purchases and sales of securities other than short-term obligations totaled $27,703,750 and $47,678,900 respectively, for the year ended October 31, 2011.

NOTE E: SEMI-ANNUAL REPURCHASE OFFERS

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund makes periodic repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

Under the Fund’s original policy, the Fund conducted quarterly repurchase offers. This policy was amended at the February 23, 2007 Annual Meeting of Stockholders to provide that the Fund will from that date forward conduct repurchase offers on a semi-annual, rather than on a quarterly, basis.

21

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2011

During the year ended October 31, 2011, the results of the periodic repurchase offers were as follows:

	Repurchase	Repurchase
	Offer #25	Offer #26
Commencement Date	December 23, 2010	June 24, 2011

Expiration Date	January 14, 2011	July 15, 2011

Repurchase Offer Date	January 21, 2011	July 22, 2011

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	407,421.5839	530,505.4907

Final Pro-ration Odd Lot Shares	250.0000	28,402.0000

Final Pro-ration Non-Odd Lot Shares	177,603.0000	141,071.5000

% of Non-Odd Lot Shares Accepted	43.6187%	28.0961%

Shares Accepted for Tender	177,853.0000	169,473.5000

Net Asset Value as of Repurchase Offer Date ($)	20.16	20.88

Repurchase Fee per Share ($)	0.4032	0.4176

Repurchase Offer Price ($)	19.7568	20.4624

Repurchase Fee ($)	71,710	70,772

Expenses ($)	65,715	64,988

Total Cost ($)	3,579,521	3,532,823

During the year ended October 31, 2010, the results of the periodic repurchase offers were as follows:

	Repurchase	Repurchase
	Offer #23	Offer #24
Commencement Date	December 24, 2009	June 25, 2010

Expiration Date	January 15, 2010	July 16, 2010

Repurchase Offer Date	January 22, 2010	July 23, 2010

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	89,066.9123	165,203.6738

Final Pro-ration Odd Lot Shares	no proration	no proration

Final Pro-ration Non-Odd Lot Shares	no proration	no proration

% of Non-Odd Lot Shares Accepted	no proration	no proration

Shares Accepted for Tender	89,066.9123	165,203.6738

Net Asset Value as of Repurchase Offer Date ($)	19.81	20.02

Repurchase Fee per Share ($)	0.3962	0.4004

Repurchase Offer Price ($)	19.4138	19.6196

Repurchase Fee ($)	35,288	66,148

Expenses ($)	66,367	65,550

Total Cost ($)	1,795,494	3,306,780

22

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2011

NOTE F: CONCENTRATION OF RISKS

At October 31, 2011, substantially all of the Fund’s assets were invested in Asian securities. The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

NOTE G: FAIR VALUE MEASUREMENTS

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions used in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Manager. The Investment Manager considers observable

23

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2011

data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of October 31, 2011, is as follows:

	Fair Value at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
	Value at	Identical Assets	Inputs	Inputs
	October 31, 2011	(Level 1)	(Level 2)	(Level 3)

Common Stocks
Total Common Stocks	$54,283,461	$54,037,120	$246,341	$0

Exchange Traded Funds
Total Exchange Traded Funds	$298,942	$298,942	$0	$0

Repurchase Agreement
Total Repurchase Agreement	$1,959,050	$0	$1,959,050	$0

Total*	$56,541,453	$54,336,062	$2,205,391	$0

The Fund held no Level 3 securities on October 31, 2011.

*	See Schedule of Investments for identification of securities by security type and industry classification.

The following is a reconciliation of Level 3 investments held during the six months ended October 31, 2011, for which significant unobservable inputs were used in determining fair value:

Investments in
Debt Securities
Pharmaceuticals

Balance, as of October 31, 2010	$0
Realized gain (loss)	4,590
Change in unrealized appreciation (depreciation)	0
Net purchases (sales)	(4,590)
Net transfers in/out of Level 3	0

Balance, as of October 31, 2011	$0

24

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2011

NOTE H: FINANCIAL DERIVATIVE INSTRUMENTS

Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund’s financial statements. During the year ended October 31, 2011, the Fund held no derivative instruments.

NOTE I: SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund following the fiscal year ended October 31, 2011, and has determined that the following subsequent event requires disclosure in the financial statements.

The Fund’s shareholders have voted to approve a new investment management agreement between the Fund and Aberdeen Asset Management Asia Limited (“Aberdeen Asia”). It is expected that the new investment management agreement will become effective on December 19, 2011 in conjunction with the transition of investment management services from Blackstone Asia Advisors L.L.C., the Fund’s current investment manager, to Aberdeen Asia, an affiliate of Aberdeen Asset Management PLC. Once effective, Aberdeen Asset Management Inc. will serve as the Fund’s administrator.

Aberdeen Asia has agreed to cap total ordinary operating expenses of the Fund, excluding taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses, at 2.00% of the average weekly managed assets on an annualized basis for three years from the date on which Aberdeen Asia begins to manage the Fund.

The Fund will be reimbursed for all of the normal and customary fees and expenses incurred in connection with the proxy and proxy solicitation costs, printing costs, legal fees, Directors’ fees and other expenses related to the approval and transfer of the Fund’s investment management agreement (see Note I). For the year ended October 31, 2011, the Fund incurred a total of $148,679 in expenses that will be reimbursed by The Blackstone Group L.P. and Aberdeen Asset Management PLC.

The Fund announced on December 14, 2011 a distribution of $3.16 per share. The distribution represents the undistributed amount of the Fund’s net investment income and net capital gains through its October 31, 2011 fiscal year end and is comprised of $3.16 per share of long-term capital gains.

The distribution will be payable in shares of the Fund’s common stock on January 31, 2012 to shareholders of record on December 27, 2011 pursuant to the Fund’s dividend reinvestment and cash purchase plan. The ex date of the distribution is December 22, 2011. Shareholders may, however, request that their distribution be paid in cash in lieu of common stock. The Fund will limit the aggregate amount of cash to

25

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (concluded)	October 31, 2011

be paid out in the distribution to all shareholders to 10% of the aggregate dollar amount of the total distribution. If cash distribution requests exceed this limit, the Fund will prorate the cash distribution amount to all shareholders who have made such requests, based on the amounts requested. Requesting shareholders who do not receive 100% of their distribution in cash, will receive the balance in shares of common stock of the Fund. The tax consequences for shareholders receiving the distribution are not expected to be changed from that of a traditional cash distribution whether it is received entirely in cash, entirely in stock or a combination thereof.

The per share value of shares of the Fund’s common stock to be issued in the distribution will be determined on January 25, 2012. The per share value will be the average trading price of the Fund’s common shares on the New York Stock Exchange as of the close of trading during a three-business day period ending on January 25, 2012. Although the distribution is payable in 2012, it will be treated as having been paid by the Fund and received by shareholders as of December 31, 2011.

26

THE ASIA TIGERS FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Asia Tigers Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2011

27

THE ASIA TIGERS FUND, INC.

Approval of New Management Agreement

Approval of New Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Fund’s Board of Directors, including a majority of its Directors who are not affiliated with the Fund’s investment adviser (the “Independent Directors”) voting separately, approve the Fund’s advisory agreement and the related fees for its initial term of two years and on an annual basis thereafter at a meeting called for the purpose of voting on the agreement’s approval or continuation. On September 14, 2011, after careful consideration of possible options for the Fund’s investment management arrangement, the Fund’s Board of Directors unanimously approved a new management agreement (“the New Management Agreement”) with Aberdeen Asset Management Asia Limited (“Aberdeen Asia”), a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”). In making this decision, the Independent Directors were represented by independent counsel (“independent counsel”) who assisted them in their deliberations prior to and during the Board meeting and in an executive session with just the Independent Directors and their independent counsel present. The Board of Directors also approved the new administration agreement between the Fund and Aberdeen Asset Management Inc., an affiliate of Aberdeen Asia.

The Board’s deliberations were necessitated by Blackstone Group L.P.’s (“Blackstone”), the corporate parent of Blackstone Advisors, decision to exit the business of managing publicly listed closed-end investment companies focused on Asian equity markets (the “Business”). Blackstone’s intention to exit the Business was first announced to the Board at its meeting held on October 26, 2010 (the “October 2010 Meeting”). At that meeting, the Board considered and approved continuation of the investment advisory arrangement with Blackstone Advisors (the “Prior Management Agreement”) for an additional one-year period. The Independent Directors engaged a consultant to assist in the solicitation and evaluation of proposals from other highly qualified asset management firms to succeed Blackstone Advisors as investment manager for the Fund. Blackstone’s financial advisory group also solicited proposals from other investment management firms and assisted the Board in coordinating the search process for a successor investment manager for the Fund. After extensive careful consideration of proposals received from parties interested in succeeding Blackstone Advisors as investment manager for the Fund, the Board selected finalists in the search process, including Aberdeen. On July 26, 2011, the Board met with senior executives, investment professionals and legal and compliance personnel of the finalists, including Aberdeen, who made detailed presentations addressing, among other things, their firm’s investment track record, investment process and philosophy, capabilities in the closed-end fund management business globally and in the Asian region specifically and intentions and goals for the Fund. Following the finalists’ presentations at the July 26, 2011 meeting, the Board met in executive session and unanimously chose to pursue Aberdeen’s proposal. The Independent Directors were assisted throughout these deliberations by their consultant and independent counsel.

In considering the New Management Agreement, the Independent Directors, through their independent counsel, requested and received information from Aberdeen Asia, which included, among other things,

28

THE ASIA TIGERS FUND, INC.

Approval of New Management Agreement (continued)

information about Aberdeen Asia’s business, personnel and operations, services, proposed compensation from and other benefits from its relation with the Fund, compliance activities and other accounts managed by Aberdeen Asia. The materials provided by Aberdeen Asia also included information regarding the Fund’s investment performance and management fees compared to those of other funds managed by Aberdeen Asia with investment objectives and policies similar to those of the Fund and to the Fund’s comparative index as well as an analysis of the estimated profitability of the investment advisory relationship to Aberdeen Asia. Fund counsel provided the Board a memorandum outlining its legal duties. Independent counsel separately provided a memorandum to the Independent Directors outlining their responsibilities with respect to approval of the New Management Agreement. The most recent investment adviser registration forms of Aberdeen Asia were also provided to the Board, as were responses to detailed requests submitted by the Independent Directors’ independent legal counsel on their behalf.

In approving the New Management Agreement, the Board considered the need to provide for uninterrupted investment advisory services and other services required for the Fund’s operations and all other factors it believed relevant in exercising its business judgment as described in detail in the Fund’s proxy statement dated October 6, 2011, as filed with the Securities and Exchange Commission (the “Proxy”). Certain of the Board’s considerations set forth in the Proxy are discussed in more detail below.

1. The nature, extent and quality of the services. The Directors received and considered various data and information regarding the nature, extent and quality of services to be provided under the New Management Agreement. With respect to Aberdeen Asia, the most recent investment adviser registration forms were provided to the Board, as were responses to detailed requests submitted by the Independent Directors’ independent legal counsel on their behalf. The Directors reviewed and analyzed these responses, which included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Fund. The Directors also had extensive presentations from and information sessions with senior investment personnel of Aberdeen Asia. The Directors considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund.

With respect to the portfolio management team for the Fund, the Board considered Aberdeen Asia’s explanations that: (i) Fund would be managed by an Asian equity team with nearly 30 members; (ii) Aberdeen Asset Management Inc. would replace the Fund’s current administrator; and (iii) the Fund’s custodian, sub-administrator, auditor, transfer agent and dividend-paying agent would remain the same.

With regard to the investment philosophy and process that would be followed in managing the Fund, the Directors received extensive information about the buy-and-hold, low-turnover investment philosophy of, and the company-level, firsthand research investment process followed by, Aberdeen Asia’s team members. Specifically, the Directors considered Aberdeen Asia’s description of its investment process as primarily a bottom-up process focused on disciplined evaluation of companies through face-to-face visits with management. The Directors further considered Aberdeen Asia’s explanations that: (i) no stock is

29

THE ASIA TIGERS FUND, INC.

Approval of New Management Agreement (continued)

bought prior to multiple on-site meetings with company management and team members’ completion of a detailed written analysis of the company; (ii) company visits are rotated among team members to gain better perspective and benefit from team members’ experience and to foster more objective analyses of companies; and (iii) decisions whether to buy, sell or watch a stock are made with an opportunity for all team members to provide input based on company visits and analyses by individual members.

Applying this investment philosophy and process, Aberdeen Asia advised the Directors that, in transitioning management responsibilities from Blackstone Advisors to Aberdeen Asia, it expects that substantial repositioning of the investment portfolios of the Fund will occur. Furthermore, Aberdeen Asia advised the Directors that it expects any repositioning to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. Aberdeen Asia also has advised the Directors that, over time, it expects low turnover for the Fund’s portfolios and a lesser correlation to the Fund’s benchmark indexes.

The Directors further considered Aberdeen Asia’s extensive experience managing separate accounts with investment strategies comparable to those of the Fund. The Directors noted, for example, that Aberdeen Asia currently has substantial equity assets under management in markets directly relevant to the Fund, including, as of June 30, 2011, approximately $74.0 billion in Asia-Pacific (excluding Japan) equities.

In addition, the Directors considered and evaluated materials and information received regarding Aberdeen Asia’s investment and legal compliance program and record. The Directors considered the compliance program of the U.S.-registered closed-end funds managed by Aberdeen Asia and met in person with the individual currently serving as Aberdeen Asset Management Inc.’s Head of Legal — Americas, who oversees U.S. risk division operations, which includes business and market risk, compliance, and legal.

Based on the foregoing and other relevant information reviewed, the Directors concluded that, overall, they were satisfied with assurances from Aberdeen Asia as to the expected nature, extent and quality of the services to be provided to the Fund under the New Management Agreement.

2. Investment Performance. The Directors considered the investment performance record of Aberdeen Asia in managing accounts with investment strategies similar to those of the Fund. The Directors evaluated Aberdeen Asia’s results in comparison to relevant benchmark indexes. The Directors noted that, although the investment policies, restrictions and risk profiles of Aberdeen Asia’s other accounts are not identical to those of the Fund, they are similar enough that the performance achieved for those clients is instructive. Based on materials provided by Aberdeen Asia about the investment performance achieved for these other accounts, the Directors noted that Aberdeen Asia had performance results comparable to, and in certain cases superior to, those attained by a relevant index. In this regard, the Board considered that Aberdeen Asia’s Asia Pacific (excluding Japan) equity strategy has outperformed the MSCI Asia ex Japan Index for the three- and five-year periods. Based upon the investment performance information provided by Aberdeen Asia, the Directors concluded that Aberdeen Asia’s track record suggested that it has the ability to provide investment advisory services of high quality to the Fund.

30

THE ASIA TIGERS FUND, INC.

Approval of New Management Agreement (continued)

3. Fees and Economies of Scale. The Directors considered that the proposed advisory fee rates charged were the product of a competitive bidding process and would remain at the same levels under the New Management Agreement so long as the Fund does not use investment leverage. The Fund has not utilized borrowing arrangements or other forms of investment leverage to purchase portfolio securities and the Prior Management Agreement did not contemplate the use of leverage. To provide the Board flexibility to authorize the Fund to use leverage if, in the Board’s judgment, it would be advantageous to do so, the New Management Agreement provides that the advisory fee rate will be applied to all Fund assets, including any assets acquired with leverage. If the Fund in the future utilizes leverage (and there is no assurance that it will do so), the advisory fees would be greater than if leverage is not utilized. Aberdeen Asia does not currently intend to recommend to the Board of Directors the use of investment leverage in the foreseeable future. The Directors, who most recently reviewed and re-approved the Fund’s advisory fee rates at their October 2010 Meeting, determined that fee rates under the New Management Agreement are well within the range charged by the Fund’s peers. In reaching this determination, the Directors considered their review of fee data at the October 2010 Meeting. The Directors also noted Aberdeen Asia’s commitment to a three-year cap on expenses. Furthermore, the Directors considered that advisory fee breakpoints in place for the Fund would continue under the New Management Agreement. As a closed-end fund, the assets of the Fund would be expected to increase, in the absence of rights offerings or follow-on offerings, principally through appreciation in the value of its portfolio securities. The Fund’s interval structure may actually result in reductions in the Fund’s assets. Under the circumstances, the Board concluded that the proposed advisory fees are not excessive and that the advisory fee structure is appropriate. Additionally, the Directors noted Aberdeen Asia’s representation that it would endeavor to manage the Fund in a similar fashion to comparable accounts and thus would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies.

4. Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by Aberdeen Asia under the New Management Agreement and the profitability to Aberdeen Asia from its relationship with the Fund, the Directors once again considered, among other things, that there would be no increase, so long as the Fund does not use investment leverage, in advisory fee rates under the New Management Agreement, which were the result of a competitive bidding process. The Directors further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how Aberdeen Asia’s profitability actually would be affected by becoming the investment manager to the Fund but that they had been satisfied, based on their review of the projected profitability of Aberdeen Asia, that the profitability from its relationship with the Fund would not be excessive.

Furthermore, the Directors received and considered information about the financial viability of Aberdeen Asia and were satisfied that Aberdeen Asia has adequate resources to perform the services required under the New Management Agreement.

5. Information about Services to Other Clients. The Directors considered information about the nature and extent of services and fee rates offered by Aberdeen Asia to other clients, including other registered

31

THE ASIA TIGERS FUND, INC.

Approval of New Management Agreement (concluded)

investment companies with differing mandates, separate accounts and institutional investors. The Directors concluded that the advisory fee rates under the New Management Agreement are not excessive, given the nature and extent of services expected to be provided to the Fund compared with such other accounts and other factors.

6. Fall-Out Benefits and Other Factors. The Directors also considered information regarding potential “fall-out” or ancillary benefits that would be received by Aberdeen Asia as a result of its relationship with the Fund. In this regard, the Directors concluded that Aberdeen Asia may derive reputational benefits from its association with the Fund. The Directors also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Directors considered Aberdeen Asia’s statements that, although it does not typically generate soft dollars from the types of transactions in which the Fund engages, brokers sometimes provide unsolicited access to financial and market databases free of charge, which access may be based on trading volume. The Directors further noted Aberdeen Asia’s statements that it at times uses particular brokers based, in part, on those brokers providing Aberdeen Asia access to the management teams of certain issuers, subject at all times to Aberdeen Asia’s duty to seek best execution.

In considering whether to approve the New Management Agreement, the Board, other than the need to provide for uninterrupted investment advisory services and other services required for the Fund’s operations, did not identify nor was any other single factor determinative to the decision of the Board. The Board also separately considered the operational, administrative and other services to be provided to the Fund under the new administration agreement between the Fund and Aberdeen Asset Management Inc. After an evaluation of the above-described factors, among others, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Directors, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

32

THE ASIA TIGERS FUND, INC.

Annual Chief Executive Officer and Chief
Financial Officer Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the required annual certification, and the Fund has included the certifications of its Chief Executive Officer and Chief Financial Officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period of this report.

33

THE ASIA TIGERS FUND, INC.

Information about Directors and Officers
(unaudited)

The business and affairs of The Asia Tigers Fund, Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.

				Number of
				Portfolios
				in Fund
				Complex
		Term of		Overseen by	Other
		Office and		Director	Trusteeships/
	Position(s) Held	Length of	Principal Occupation(s)	(including	Directorships
Name, Address and Age	with Fund[1]	Time Served[1]	During Past 5 Years	the Fund)	Held by Director

DISINTERESTED DIRECTORS

Lawrence K. Becker 8039 Harbor View Terrace Brooklyn, NY 11209 Birth Year: 1955	Director and Member of the Audit and Nominating Committees, Class III	Since 2003	Private Investor, Real Estate Investment Management (July 2003-Present); Vice President – Controller/Treasurer, National Financial Partners (2000-2003); Managing Director – Controller/Treasurer, Oppenheimer Capital – PIMCO (1981-2000)	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage Advisers L.L.C. or its affiliates (“Advantage”)

Leslie H. Gelb The Council on Foreign Relations 58 East 68th Street New York, NY 10021 Birth Year: 1937	Director and Member of the Audit and Nominating Committees, Class I	Since 1994	President Emeritus, The Council on Foreign Relations (2003-Present); President, The Council on Foreign Relations (1993-2003); Columnist (1991-1993), Deputy Editorial Page Editor (1985-1990) and Editor, Op-Ed Page (1988-1990), The New York Times	2	Britannica.com; Director of 22 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates

Luis F. Rubio Jaime Balmes No. 11, D-2 Los Morales Polanco Mexico, D.F. 11510 Birth Year: 1955	Director and Member of the Audit and Nominating Committees, Class I	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2002-Present); Director General, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (1984-2002); frequent contributor of op-ed pieces to The Los Angeles Times and The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage; Director of certain other private investment funds

Jeswald W. Salacuse The Fletcher School of Law & Diplomacy at Tufts University Medford, MA 02155 Birth Year: 1938	Director, Chairman of the Board of Directors and Member of Audit and Nominating Committees, Class II	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy, Tufts University (1986-Present); President, Arbitration Tribunal, ICSID, World Bank (2003-Present); Dean, The Fletcher School of Law & Diplomacy, Tufts University (1986-1994)	2	Director of 22 registered investment companies advised by LMPFA and its affiliates

34

THE ASIA TIGERS FUND, INC.

Information about Directors and Officers (continued)

Number of
Portfolios
in Fund
Complex
		Term of		Overseen by	Other
		Office and		Director	Trusteeships/
	Position(s) Held	Length of	Principal Occupation(s)	(including	Directorships
Name, Address and Age	with Fund[1]	Time Served[1]	During Past 5 Years	the Fund)	Held by Director

INTERESTED DIRECTORS

Prakash A. Melwani[2] The Blackstone Group L.P. 345 Park Avenue New York, NY 10154 Birth Year: 1958	Director and President, Class III	Since 2005	Senior Managing Director, Private Equity Group, The Blackstone Group L.P. (May 2003-Present); Founder and Chief Investment Officer, Vestar Capital Partners (1998-2003)	2	Aspen Insurance Holdings Limited and Kosmos Energy Holdings

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Robert L. Friedman The Blackstone Group L.P. 345 Park Avenue New York, NY 10154 Birth Year: 1943	Chief Legal Officer and Vice President	Since 2005	Chief Administrative Officer and Chief Legal Officer, The Blackstone Group L.P. (2003-Present); Senior Managing Director, The Blackstone Group L.P. (1999-Present)	N/A	N/A

Joshua B. Rovine The Blackstone Group L.P. 345 Park Avenue New York, NY 10154 Birth Year: 1965	Secretary	Since 2005	Managing Director, Finance and Administration Group, The Blackstone Group L.P. (2003-Present); Partner, Sidley Austin Brown & Wood LLP (1994-2003)	N/A	N/A

Joseph M. Malangoni Blackstone Asia Advisors L.L.C. 53 State Street Boston, MA 02109 Birth Year: 1976	Treasurer and Vice President	Since 2007	Chief Financial Officer, Blackstone Asia Advisors L.L.C. (2007-Present); Controller and Chief Compliance Officer, Steadfast Financial LLC (2002-2007); Senior Associate, PricewaterhouseCoopers LLP (1998-2002).	N/A	N/A

35

THE ASIA TIGERS FUND, INC.

Information about Directors and Officers (concluded)

Number of
Portfolios
in Fund
Complex
		Term of		Overseen by	Other
		Office and		Director	Trusteeships/
	Position(s) Held	Length of	Principal Occupation(s)	(including	Directorships
Name, Address and Age	with Fund[1]	Time Served[1]	During Past 5 Years	the Fund)	Held by Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Barbara F. Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, NY 10154 Birth Year: 1952	Chief Compliance Officer and Vice President	Since 2005	Chief Compliance Officer and Principal, Blackstone Asia Advisors L.L.C. (2006-Present)
Consultant (2005-2006);
Chief Compliance Officer,
			The Asia Tigers Fund, Inc. and The India Fund, Inc. (2005-Present); Senior Vice President, Oppenheimer Asset Management, Inc. (1996-2005)	N/A	N/A

Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, NY 10154 Birth Year: 1962	Portfolio Manager and Chief Investment Officer	Since 2005	Senior Managing Director,
			The Blackstone Group L.P. (2006-Present); Managing Director and Senior Portfolio Manager, Advantage Advisors, Inc., an affiliate of Oppenheimer & Co., Inc. (1997-2005); Senior Portfolio Manager, Chief Investment Officer, The Asia Tigers Fund, Inc. (1999-Present) and The India Fund, Inc. (1997-Present)	N/A	N/A

[1]	The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2014, year 2012 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
[2]	It is expected that following the transition of investment management services from Blackstone Advisors to Aberdeen Asia, the interested director of the Fund, Prakash A. Melwani, will resign and may be replaced by a Director who is an “interested person” of Aberdeen Asia.

36

THE ASIA TIGERS FUND, INC.

Dividends and Distributions (unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and

37

THE ASIA TIGERS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

38

THE ASIA TIGERS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts, 01581.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Fund paid distributions of $3,628,265 of ordinary income and $7,647,821 of long-term capital gains during the fiscal year ended October 31, 2010.

39

THE ASIA TIGERS FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

40

THE ASIA TIGERS FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

41

THE ASIA TIGERS FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.,
an affiliate of The Blackstone Group L.P.

Administrator:
Blackstone Asia Advisors L.L.C.

Sub-Administrator:
BNY Mellon Investment
Servicing (US) Inc.

Transfer Agent:
BNY Mellon Investment
Servicing (US) Inc.

Custodian:
State Street Corporation

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Blackstone Asia
Advisors L.L.C.
The Asia Tigers Fund, Inc.
Annual Report
October 31, 2011
The Asia Tigers Fund, Inc.

Item 2. Code of Ethics.
(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	There have been no amendments, during the period covered by this report to any provisions of the Code of Ethics.

(d)	The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

(e)	Not Applicable.

(f)	A copy of the registrant’s Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Code of Ethics to any person without charge upon request to the registrant at its address at 345 Park Avenue, New York, NY 10154.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that Lawrence Becker, a member of the board of directors’ audit committee, possesses the technical attributes identified in instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Becker as the audit committee’s financial expert. Mr. Becker is an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $82,555 for 2011 and $82,555 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2010.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $47,895 for 2011 and $47,495 for 2010.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

3

THE ASIA TIGERS FUND, INC.
THE INDIA FUND, INC.
AUDIT COMMITTEE PRE-APPROVAL POLICIES
As amended on November 29, 2005
     The Audit Committee (the “Committee”) of each of The Asia Tigers Fund, Inc. and The India Fund, Inc. (each, a “Fund”) must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit (including audit-related) services, as required by law. In evaluating a proposed engagement by the Fund’s independent accountants, the Committee will evaluate the effect that the engagement might reasonably be expected to have on the accountant’s independence. That evaluation will be based on several factors, including:
•	a review of the nature of the professional services expected to be provided;

•	the fees to be charged in connection with the services expected to be provided;

•	a review of the safeguards put into place by the accounting firm to safeguard independence; and

•	periodic meetings with the accounting firm.
I.	Policy for Audit and Non-Audit Services to be Provided to the Fund
     On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this policy. The term of any pre-approval is twelve months from the date of pre-approval, unless the Committee specifically provides otherwise. The Committee may modify any pre-approval at its discretion. Fee levels for all services pre-approved under this policy will be established annually by the Committee.
     In addition to the Committee’s pre-approval of services pursuant to this policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will independently confirm that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission (the “SEC”).
A.	Audit Services
     The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

•	annual Fund financial statement audits (including applicable internal control reports);

•	seed audits (related to new product filings, as required);

•	semiannual financial statement reviews (if applicable); and

•	SEC and regulatory filings and consents issued in connection with any of the above;
B.	Audit-Related Services
     The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:
•	accounting consultations;

•	Fund merger support services;

•	agreed-upon procedure reports;

•	attestation reports;

•	SEC and regulatory filings and consents issued in connection with filings previously authorized by the Board of Directors;

•	comfort letters; and

•	internal control reports (other than issued pursuant to annual Fund financial statement audits).
     Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended (the “Investment Company Act”), to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
C.	Tax Services
     The following categories of tax and tax compliance services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:

•	federal, state and local income tax compliance as well as sales and use tax compliance;

•	timely “regulated investment company” qualification reviews;

•	tax distribution analysis and planning;

•	tax authority examination services;

•	tax appeals support services;

•	accounting methods studies;

•	Fund merger support services; and

•	other tax consulting services and related projects.
     Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
C.	Proscribed Services
     The Fund’s independent accountants will not render services in the following categories of non-audit services:
•	bookkeeping or other services related to the accounting records or financial statements of the Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker/dealer, investment adviser or investment banking services;

•	legal and other expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
II.	Pre-Approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex
     The Committee will pre-approve annually any permitted non-audit services to be provided to Blackstone Asia Advisors L.L.C. or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “ Investment Manager”) and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Funds), provided that, in each case, the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Service Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
     The Committee will also receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Service Affiliates.
III.	De Minimus Exception to Requirement of Pre-Approval of Non-Audit Services
     With respect to the provision of permitted non-audit services to a Fund or Service Affiliates, the pre-approval requirement is waived if each of the following requirements is met:
(1)	The aggregate amount of all non-approved permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which such services are provided and (ii) with respect to such services provided to Service Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Service Affiliates during the fiscal year in which such services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated). Any approval by the Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

4

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to Blackstone Asia Advisors L.L.C., the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately-designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio and Jeswald W. Salacuse.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

5

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

6

APPENDIX F
PROXY VOTING PROCEDURES:
BLACKSTONE ASIA ADVISORS, LLC

1

i

ii

iii

INTRODUCTION
Rule 206(4)-6 (the “Rule”) adopted under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.
Blackstone Asia Advisors, LLC (the “Adviser”) is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.
When the Adviser has investment discretion over a client’s investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

CHAPTER 1
BOARD OF DIRECTORS
Voting on Director Nominees
In Uncontested Elections
These proposals seek shareholder votes for persons who have been nominated by a corporation’s board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.
In each analysis of an uncontested election of directors you should review:
(1)	Company performance
(2)	Composition of the board and key board committees
(3)	Attendance at board meetings
(4)	Corporate governance provisions and takeover activity
We may also consider:
(1)	Board decisions concerning executive compensation
(2)	Number of other board seats held by the nominee
(3)	Interlocking directorships
Vote Recommendation

It is our policy to vote IN FAVOR of the candidates proposed by the board.
We will look carefully at each candidate’s background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.
Chairman and CEO are the same person
Shareholders may propose that different persons hold the positions of the chairman and the CEO.
We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

Independence of Directors
Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.
Vote Recommendation

It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

Stock Ownership Requirements
     Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.
Vote Recommendation

Vote AGAINST proposals that require director stock ownership.

          Charitable Contributions
     Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm’s primary employment areas. Shareholders should not decide what the most worthwhile charities are.
Vote Recommendation

(Shareholders Proposals) Vote AGAINST proposals regarding charitable contribution.
     Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

Director and Officer Indemnification And Liability Protection
These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.
When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.
Vote Recommendation

Vote AGAINST proposals that eliminate entirely director and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director’s legal expenses would be covered.
The following factors should be considered:
(A)	The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

(B)	Attracting and retaining the most qualified directors enhances shareholder value.

          Size of the Board
Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation’s changing needs.
Vote Recommendation

Vote FOR the board’s recommendation to increase or decrease the size of the board.
The following factors should be considered:
1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.
2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

Voting on Director Nominees in Contested Elections
Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.
The following factors are considered:
1.	management’s track record

2.	background to the proxy contest

3.	qualifications of director nominees

          Term Of Office
This is a shareholder’s proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.
Vote Recommendation

Vote AGAINST shareholder proposals to limit the tenure of outside directors.
The following factors should be considered:
1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors’ terms in office due to their understanding of a corporation’s needs and a director’s abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

          Compensation Disclosure
These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.
Vote Recommendation

(shareholders policy)
Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.
The following factors should be considered:
1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

CHAPTER 2
AUDITORS

Ratifying Auditors
Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.
Vote Recommendation

Vote FOR proposal to ratify auditors.
The following factors should be considered:
1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.	Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.	If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, then in this case vote AGAINST ratification.

CHAPTER 3
TENDER OFFER DEFENSES

          Poison Pills
Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer’s equity in the target company, b) dilute the acquirer’s voting interests in the target company, or c) dilute the acquirer’s equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.
A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.
Vote Recommendation

Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company’s poison pill.

Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.

          Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.
Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company’s name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.
Vote Recommendation

Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company’s ability to make Greenmail payments

Vote on a CASE-BY-CASE basis regarding anti-Greenmail proposals when they are bundled with other charter or bylaw amendments.
The following factors should be considered:
1.	While studies by the SEC and others show that Greenmail devalues the company’s stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

          Supermajority Vote
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.
Vote Recommendations

Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.
The following factors should be considered:
1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.

CHAPTER 4
MERGERS AND CORPORATE RESTRUCTURING

          Changing Corporate Name
This proposal seeks shareholder approval to change the corporation’s name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.
Vote Recommendation

Vote FOR changing the corporate name.
The following factors should be considered:
1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

          Reincorporation
These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company’s most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware’s state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.
Vote Recommendation

Vote on a CASE-BY-CASE basis, carefully reviewing the new state’s laws and any significant changes the company makes in its charter and by-laws.
The following factors should be considered:
1.	The board is in the best position to determine the company’s need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company’s takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

CHAPTER 5
PROXY CONTEST DEFENSES

          Board Structure: Staggered vs. Annual Elections
A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.
Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.
Vote Recommendations

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
The following factors should be considered:
1.	The annual election of directors provides an extra check on management’s performance. A director who is doing a good job should not fear an annual review of his/her directorship.

          Cumulative Voting
Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called “one share, one vote” standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.
Vote Recommendation

Vote AGAINST proposals that permit cumulative voting.
The following factors should be considered:
1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders’ best interests.

          Shareholders’ Ability to Call Special Meeting
Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.
Vote Recommendation

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          Shareholders’ Ability to Alter Size of the Board
Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.
Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.
Vote Recommendations

Vote FOR proposal which seek to fix the size of the board.

Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.

CHAPTER 6
MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

          Confidential Voting
Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.
Vote Recommendations

Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

Vote FOR management proposals to adopt confidential voting.
The following factors should be considered:
1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.	Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.

          Shareholder Advisory Committees
These proposals request that the corporation establish a shareholder advisory committee to review the board’s performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.
Vote Recommendation

Vote AGAINST proposals to establish a shareholder advisory committee.
The following factors should be considered:
1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.

          Foreign Corporate Matters
These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).
Vote Recommendation

Vote FOR proposals that concern foreign companies incorporated outside of the United States.
The following factors should be considered:
1.	The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation’s shareholders.

          Government Service List
This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.
Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.
Vote Recommendation

Vote AGAINST these proposals which request a list of employees having been employed by the government.
The following factors should be considered:
1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual’s privacy.

CHAPTER 7
SOCIAL AND ENVIRONMENTAL ISSUES

          Energy and Environmental Issues
(CERES Principles)
CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.
Vote Recommendation

Vote AGAINST proposals requesting that companies sign the CERES Principles.
The following factors should be considered:
1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

          Northern Ireland
(MacBride Principles)
It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.
In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.
Vote Recommendation

REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.
The following factors should be considered:
1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers’ status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

          Maquiladora Standards and
International Operations and Policies
Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.
The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.
Vote Recommendation

ABSTAIN from providing a Vote Recommendation on proposals regarding the Maquiladora Standards and international operating policies.
The following factors should be considered:
1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers’ securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

          Equal Employment Opportunity
And Discrimination
In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.
Vote Recommendation

REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.
The following factors should be considered:
1.	We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

          Animal Rights
A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.
Vote Recommendation

REFRAIN from making Vote Recommendations on proposals regarding animal rights.
The following factors should be considered:
1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.

CHAPTER 8
CAPITAL STRUCTURE

          Common Stock Authorization
The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation’s best interests.
However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation’s direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.
Vote Recommendation

Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.
The following factors should be considered:
1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?

          Blank Check Preferred Stock
The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.
Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.
Vote Recommendation

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.
The following factors should be considered:
1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

          Preemptive Rights
These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.
Vote Recommendation

Vote AGAINST proposals seeking preemptive rights.
The following factors should be considered:
1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today’s corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

Stock Distributions: Splits and Dividends
Stock Splits
The corporation requests authorization for a stock split.
Vote Recommendation

Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

Reverse Stock Splits
Vote Recommendation

Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

          Adjustments to Par Value of Common Stock
The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.
The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.
Vote Recommendation

Vote FOR management proposals to reduce the par value of common stock.
The following factors should be considered:
1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

Debt Restructurings
The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
Vote Recommendation

It is our policy to vote CASE-BY-CASE on debt restructuring.
The following factors should be considered:
1.	Dilution — How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control — Will the transaction result in a change of control of the company?

3.	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

CHAPTER 9
EXECUTIVE AND DIRECTOR COMPENSATION

          Director Compensation
Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.
Vote Recommendation

Vote on a CASE-BY-CASE basis for director compensation.
The following factors should be considered:
1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

          Shareholder Proposal to Limit Executive and Director Pay
Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.
Vote Recommendation

Vote on a CASE-BY-CASE basis.
The following factors should be considered:
1.	Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

          Employee Stock Ownership Plans (ESOPs)
These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.
Vote Recommendation

Vote FOR proposals to adopt share-based compensation plans when the following items are involved:
1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company’s outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

Vote AGAINST proposals adopting share based compensation plans when the following items are involved:
1.	Re-load options (new options issued for any exercised).

2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

          Options Expensing
Shareholder proposal to expense options.
Vote Recommendation

It is our policy to vote FOR proposals to expense options.

          Golden Parachutes
Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee’s annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.
Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.
Vote Recommendation

Vote FOR proposals which seek to limit additional compensation payments.

Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.
The following factors should be considered:
1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

          Proposal to Ban Golden Parachutes
Based on the foregoing information:
Vote Recommendation

We are FOR this proposal, which essentially bans golden parachutes, because we feel management’s compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

          Outside Directors’ Retirement Compensation
We believe that directors should only be compensated while serving the company.
Vote Recommendations

Vote AGAINST proposals establishing outside directors’ retirement compensation.

Vote FOR proposals that revoke outside directors’ retirement compensation.

CHAPTER 10
STATE OF INCORPORATION

          Control Share Acquisition Statutes
These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.
Vote Recommendation

Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.
The following factors should be considered:
1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.

          Opt-Out of State Takeover Statutes
These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company’s stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.
Vote Recommendation

Vote on a CASE-BY-CASE basis for these proposals.
The following factors should be considered:
1.	It is the directors’ responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board’s ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations
Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

CHAPTER 11
CONFLICTS OF INTEREST

Conflicts
From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:
1.	Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser.

2.	A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.
If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is “material” to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:
1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.	Non-routine proxy proposals. Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

Conflicts cont’d
3.	The Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser’s conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:
a)	Obtain instructions from the client on how to vote.

b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

c)	Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

CHAPTER 12
GOVERNANCE COMMITTEE
AND
PROXY MANAGERS

Governance Committee
The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Joseph Malangoni, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

          Proxy Managers
The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

CHAPTER 13
SPECIAL ISSUES WITH VOTING
FOREIGN PROXIES

Special Issues with Voting Foreign Proxies
Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:
1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.	In some foreign countries shares may be “blocked” by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Blackstone may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser’s judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.	In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

CHAPTER 14
RECORD KEEPING

Record Keeping
Blackstone will maintain the following records:
1.	Copies of these policies

2.	A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.	A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.	A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.
The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a) Portfolio Manager
     The Fund is managed by Punita Kumar-Sinha, Chief Investment Officer, who has primary responsibility for the day-to-day implementation of the Fund’s investment strategies. Ms. Kumar-Sinha has been the portfolio manager for the Fund since 1999. Ms. Kumar-Sinha joined Blackstone Asia Advisors L.L.C. (the “Investment Manager”) in December 2005 and is a Senior Managing Director. Prior to joining the Investment Manager, Ms. Kumar-Sinha was a Managing Director and Senior Portfolio Manager at Oppenheimer Asset Management Inc. and CIBC World Markets, where she was also the portfolio manager for the Fund. Prior to December 4, 2005, Advantage Advisers, a subsidiary of Oppenheimer Asset Management Inc., served as the Fund’s Investment Manager.
Other Accounts Managed by Portfolio Manager
     In addition to managing the Fund, Ms. Kumar-Sinha is primarily responsible for the day-to-day portfolio management of one registered investment company, The India Fund, Inc., and one unregistered pooled investment vehicle. As of October 31, 2011, the total assets of The India Fund, Inc. were approximately $1,113,212,870, and the total assets of the unregistered pooled investment vehicle were approximately $9,433,059. Ms. Kumar-Sinha manages no other registered investment companies, pooled investment vehicles or accounts. None of the accounts managed by Ms. Kumar-Sinha have fees based on performance.
Portfolio Manager Compensation
     Ms. Kumar-Sinha’s overall compensation is determined by Blackstone’s Management Committee. Blackstone’s compensation structure is designed to pay competitive salaries to attract and retain top quality investment professionals. Ms. Kumar-Sinha’s compensation consists of two elements—base salary and bonus.
     Base Salary
     The base salary is generally a fixed amount. The base salary is reviewed annually and may be adjusted based on a variety of factors, including competitive market factors and the skill, experience and responsibilities of the individual. While investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor.
     Bonus

7

     Ms. Kumar-Sinha is also eligible to receive an annual cash bonus and Blackstone stock. The level of this bonus is based upon evaluations and determinations made by Blackstone’s Compensation Committee. These reviews and evaluations often take into account a variety of factors, including the effectiveness of the portfolio manager’s investment strategies, the performance of the accounts for which she serves as portfolio manager relative to any benchmark or benchmarks established for those accounts over the course of the year (currently the IFC Investable Index, the Bombay Stock Exchange 500 Index, the MSCI AC Asia Ex-Japan Index, the MSCI India Index and the MSCI AC Far East Ex-Japan Index), the amount of the Investment Manager’s total assets under management, the portfolio manager’s ability to work with colleagues and to supervise her investment staff and her overall contribution to the Investment Manager in achieving its business objectives. Ms. Kumar-Sinha’s performance is evaluated for the prior calendar year and also takes into account her long term record.
Potential Conflicts of Interest
     Potential conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to one or more funds or accounts, as is the case for Ms. Kumar-Sinha. Ms. Kumar-Sinha’s simultaneous management of the Fund, another registered investment company and one other pooled investment vehicle may present actual or apparent conflicts of interest with respect to the allocation of Ms. Kumar-Sinha’s time and attention as well as with respect to the allocation of investment opportunities and aggregation of securities orders placed on behalf of these accounts. These accounts have, to varying degrees, overlapping investment objectives; all may invest in Indian securities, and both the Fund and the other pooled investment vehicle invest primarily in Asian securities. Potential conflicts may arise, for example, when there is a limited quantity of an investment that may be suitable for more than one of these accounts and the investment must be allocated between them. It is also possible that, in light of different objectives, benchmarks, industry and sector exposures and time horizons, the portfolio manager may take differing positions in the accounts. In the future, Ms. Kumar-Sinha may manage other funds or accounts that may also invest in the same or similar securities as the Fund, which may present similar or additional conflicts of interest.
     The Investment Manager believes that such potential conflicts are mitigated by the fact that the Investment Manager has adopted policies that address potential conflicts of interest, including strict adherence to investment objectives, policies and guidelines as well as best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In some cases, these procedures may affect the size of the position obtained or the price paid and may preclude some investment opportunities.
Portfolio Manager Securities Ownership
     As of October 31, 2011, Ms. Kumar-Sinha beneficially owned between $10,001 and $50,000 in the common stock of the Fund.
(b) Not applicable

8

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of Shares	(d) Maximum Number (or
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	of Shares (or	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Units) Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
05/01/11 to 05/31/11	None	None	None	None
06/01/11 to 06/30/11	None	None	None	None
07/01/11 to 07/31/11	169,473.50	$20.4624	169,473.50(1)	None
08/01/11 to 08/31/11	None	None	None	None
09/01/11 to 09/30/11	None	None	None	None
10/01/11 to 10/31/11	None	None	None	None
Total	169,473.50	$20.4624	169,473.50	None

(1)	These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on June 24, 2011 that expired on July 15, 2011. In connection with this repurchase offer, the Fund offered to repurchase up to 169,473.50 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of July 22, 2011.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as

9

defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

10

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Asia Tigers Fund, Inc.

By (Signature and Title)*	/s/ Prakash A. Melwani Prakash A. Melwani, President
(principal executive officer)
Date December 16, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani Prakash A. Melwani, President
(principal executive officer)

Date December 16, 2011

By (Signature and Title)*	/s/ Joesph M. Malangoni Joseph M. Malangoni, Treasurer and Vice President (principal financial officer)

Date December 16, 2011

*	Print the name and title of each signing officer under his or her signature.

11